UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 11, 2020
AEROCENTURY CORP.
_____________________________________
(Exact name of registrant as specified in its charter)
Delaware	94-3263974
(State or Other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310 Burlingame, CA	94010
(Address of principal executive offices)	(Zip Code)

(650)-340-1888
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯⁯ ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACY	NYSE American Exchange

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 11, 2020, AeroCentury Corp. (the “Company”) received a deficiency letter from NYSE American LLC (the “NYSE American”) stating that the Company is not in compliance with the continued listing standards as set forth in Section 1003(a)(i) – (iii) of the NYSE American Company Guide (the “Company Guide”) as it has reported a stockholders’ equity deficiency as of June 30, 2020 and net losses in its two most recent fiscal years ended December 31, 2018 and December 31, 2019. The letter has no immediate effect on the listing of the Company’s common stock on the NYSE American. The Company’s common stock will continue to trade on the NYSE American while the Company takes measures in an attempt to regain compliance with the continued listing standards. Consistent with the rules set forth in the Company Guide, the Company intends to submit a detailed plan of compliance to the NYSE American within thirty days after receipt of the Deficiency Letter, advising the NYSE American of the actions the Company has taken, or plans to take, that would bring it into compliance with the continued listing standards within 18 months of receipt of the Deficiency Letter.

Item 5.07  Submission of Matters to a Vote of Security Holders
On September 15, 2020, the following matters were submitted to a vote of the stockholders of the Company.

(1)	the election of two members to the Board of Directors;

(2)	the approval, in a non-binding vote, of the compensation of the Company's named executive officers as disclosed in the Proxy Statement; and

(3)	the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

The following is a summary of the voting results:
1.  Election of Director:
Roy E. Hahn and Toni M. Perazzo were each elected to each serve a three-year term expiring at the 2023 Annual Meeting of Stockholders of the Company.
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roy E. Hahn	513,477	133,113	440,468
Toni M. Perazzo	517,647	128,943	440,468

2.  Non-binding Advisory Vote Approving the Compensation of the Company's Named Executive Officers as Disclosed in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
521,404	117,282	6,904	440,468

3.  Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm:

Votes For	Votes Against	Votes Abstained
959,959	55,432	71,667

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AEROCENTURY CORP.

Date: September 16, 2020	By:	/s/ Harold M. Lyons
Title: Sr. Vice - President, Finance